================================================================================

                         CENTRAL SECURITIES CORPORATION


                                   ----------


                           SEVENTY-FIRST ANNUAL REPORT

                                      1999

================================================================================

                               SIGNS OF THE TIMES

      "For two decades, those who called the 20th century 'the American century' have assumed that the 21st belongs to someone else.

      "Harvard Prof. Ezra Vogel started the trend with his 1979 book, 'Japan as Number One.' Historian Paul Kennedy marked its apogee a decade later with 'The Rise and Fall of Great Powers.' And even today, Harold Evans writes in the introduction to his coffee-table book, 'The American Century,' that 'the British dominated the 19th century, and the Chinese may cast a long shadow on the 21st.'

      "But the truth is, the U.S. enters the 21st century in a position of unrivaled dominance that surpasses anything it experienced in the 20th. Coming out of World War II, the U.S. may have controlled a larger share of world output; but, it also faced threats to its security and its ideology. Today, those threats are gone, and the nation far outstrips its nearest rivals in economic and military power and cultural influence. America's free-market ideology is now the world's ideology; and the nation's Internet and biotechnology businesses are pioneering the technologies of tomorrow." (Alan Murray, The Wall Street Journal, December 27, 1999.)

                                   ----------

      "If the United States government had tried to come up with a scheme to spread its brand of capitalism and its emphasis on political liberalism around the world, it couldn't have invented a better model than the Internet." (Don Heath, President, Internet Society, The Wall Street Journal, January 9, 2000.)

                                   ----------

      "The rise of the Internet, now growing internationally at a breathtaking 36% a year, has reinforced and broadened the globalization [of information]. Of all the information technologies, it is the most global, the most interactive and the most empowering. It will enable ever-greater numbers of people to make informed decisions in the marketplaces of ideas and policies and of goods and services.

      "The lesson of the last five centuries is that information confers political, economic and social power on those who have access to it. In the years ahead, hundreds of millions more people in all parts of the world will gain such access as the cost of new information technology continues to decline. As they do, their resistance to government controls is likely to grow. So is their insistence on greater accountability and responsiveness from their governments. For generations to come, the democratization of information will be a powerful safeguard of representative government in countries that have it, and a driving force on its behalf in those countries that have yet to achieve it." (Robert D. Hormats, Vice Chairman, Goldman Sachs International, The Wall Street Journal, December 22, 1999.)


                                      [2]

                               SIGNS OF THE TIMES

      "Throughout the 1990's, top-ranked colleges and universities across the United States watched their endowments skyrocket along with the stock market. Still, the cost of attending them kept climbing.

      "Now one such college, Williams, has decided not to raise tuition, room, board or fees -- which total $31,520 annually, about half the institution's actual cost -- in the next academic year. For Williams, a 2,000-student campus in western Massachusetts, it is the first halt in increases since 1954.

      "Such highly selective institutions operate in a fiercely competitive environment, and experts predict that others will follow suit. One criticism of these institutions has been that they were reluctant to free up money from their rapidly expanding endowments to hold down costs to students; that, in fact, is the course Williams now plans to take. Even as tuition and fees increased 50 percent there, from $20,760, since 1990, the endowment was tripling, from $333 million to more than $1 billion.

      "Williams is hardly the only institution in such a situation: Harvard, the leader, has an endowment near $14 billion -- and a current sticker price of $34,682." (Jodi Wilgoren, The New York Times, January 9, 2000.)

                                   ----------

       "In 1931 Japan conquered Manchuria; in 1933 Germany's Weimar Republic gave way to Hitler's Nazi regime; in 1935 Italy attacked Ethiopia; in 1936
Hitler violated the Versailles Treaty by occupying the Rhineland. By then Britain had already abandoned its 10-year rule, but it had not begun any serious rearmament.

      "Military weakness underlay the timidity, self-delusion and inadequacy of British policies when the blue skies of 1919 gave way to the thunder-and hailstorms of the 1930s. It sapped the will of Britain's leaders and led them to ignore, then permit and justify, Hitler's aggression until the war was upon them and defeat stared them in the face. That is the nature of international relations: They can produce deadly threats with amazing speed and punish nations that are thoughtless and complacent.

      "The similarities to the situation of the U.S. today are obvious. Since the end of the Cold War, its only peer competitor has subsided. It has reduced its defense expenditure at a devastating pace. At the same time, its military commitments around the world have grown and show no signs of diminution. Korea and Iraq threaten potentially serious military challenges. Conflict with China could burst out at any time over Taiwan. Who can tell what is the future of Russia, which bears a troubling resemblance to the Weimar Republic? Should any of these require military action, our current forces, especially the Army, would be hard-pressed to meet the challenge. Should two conflicts occur simultaneously, as Washington's official defense policy anticipates, their demands could not be met." (Profs. Donald Kagan and Frederick W. Kagan, The Wall Street Journal, September 1, 1999.)


                                      [3]

                         CENTRAL SECURITIES CORPORATION

             (Organized on October 1, 1929 as an investment company,
               registered as such with the Securities and Exchange
                Commission under the provisions of the Investment
                              Company Act of 1940.)

                            TEN YEAR HISTORICAL DATA


                                               Per Share of Common Stock
                                      ----------------------------------------
                                                                     Distribu-
                                                                      tions(B)
                                                                     declared
                                                            Divi-      from
                         Convertible                      dends(B)   long-term
                         Preference                       declared  investment
              Total       Stock at     Net       Net      from net   gains or   Net realized     Unrealized
               net       liquidation  asset  investment  investment   capital    investment     appreciation
Year         assets      preference   value   income(A)    income     surplus   gains (losses) of investments
----         ------      ----------   -----   ---------    ------     -------   -------------- --------------
1989      $129,376,703  $10,034,925  $12.24                                                    $ 38,661,339
1990       111,152,013   10,027,050   10.00    $.17         $.20       $ .50*     $(2,643,394)   25,940,819
1991       131,639,511   10,022,100   11.87     .14          .14         .56*       7,321,233    43,465,583
1992       165,599,864   10,019,000   14.33     .12          .20         .66        8,304,369    70,586,429
1993       218,868,360    9,960,900   17.90     .14          .18        1.42       16,407,909   111,304,454
1994       226,639,144    9,687,575   17.60     .23          .22        1.39       16,339,601   109,278,788
1995       292,547,559    9,488,350   21.74     .31          .33        1.60       20,112,563   162,016,798
1996       356,685,785    9,102,050   25.64     .27          .28        1.37       18,154,136   214,721,981
1997       434,423,053    9,040,850   29.97     .24          .34        2.08       30,133,125   273,760,444
1998       476,463,575    8,986,125   31.43     .29          .29        1.65       22,908,091   301,750,135
1999       590,655,679           --   35.05     .26          .26        2.34       43,205,449   394,282,360

----------

A - Excluding gains or losses realized on sale of investments and the dividend requirement on the Convertible Preference Stock.

B - Computed on the basis of the Corporation's status as a "regulated investment company" for Federal income tax purposes.

*     Includes a non-taxable return of capital of $.47 in 1990 and $.11 in 1991.

      The Common Stock is listed on the American Stock Exchange. On December 31, 1999, the market quotations were as follows:


     Common Stock .....................................  27 low, 27 1/4 high and last sale


                                      [4]

To the Stockholders of

      CENTRAL SECURITIES CORPORATION:

      Financial   statements  for  the  year  1999,  as  reported  upon  by  our independent auditors, and other pertinent information are submitted herewith.

      Comparative market values of net assets are as follows:

                                                                     December 31,      December 31,
                                                                         1999              1998
                                                                         ----              ----
Net assets .......................................................   $590,655,679      $476,463,575
Convertible Preference Stock at liquidation preference ...........              *        (8,986,125)
                                                                      -----------      ------------
Net assets applicable to Common Stock ............................   $590,655,679      $467,477,450
                                                                     ============      ============
Net asset coverage per share of Convertible Preference Stock .....   $          *      $   1,325.55
Net assets per share of Common Stock .............................          35.05             31.43
Pro forma net assets per share, reflecting conversion of the
  Convertible Preference Stock ...................................              *             29.44
    Shares of Convertible Preference Stock outstanding ...........              *           359,445
    Shares of Common Stock outstanding ...........................     16,850,745        14,872,742

      Comparative operating results are as follows:

                                                                       Year 1999         Year 1998
                                                                       ---------         ---------
Net investment income ............................................    $ 4,517,918       $ 4,775,728
    Number of times Preferred dividend earned ....................              *               6.6
    Per share of Common Stock ....................................            .26**             .29**
Net realized gain on sale of investments .........................     43,205,449        22,908,091
Increase in net unrealized appreciation of investments ...........     92,532,225        27,989,691
Increase in net assets resulting from operations .................    140,255,592        55,673,510
Total return per share based on net asset value ..................           31.8%             13.8%

----------------
 * On August 1, 1999 the Corporation redeemed the remaining shares of the $2.00 Series D Convertible Preference Stock.

**    Per-share   data  are  based  on  the  average  number  of  Common  shares outstanding during the year and are after recognition of the dividend requirement on the Convertible Preference Stock.

      The Corporation made two distributions to holders of Common Stock in 1999, a cash dividend of $.20 per share paid on June 15 and an optional distribution of $2.40 per share in cash, or one share of Common Stock for each 10 shares held, paid on December 22. The Corporation has been advised that of the $2.60 paid in 1999, $.26 represents ordinary income and the balance of $2.34 represents long-term capital gains. For Federal income tax


                                      [5]
purposes, separate notices have been mailed to stockholders. With respect to state and local taxes, the status of distributions may vary. Stockholders should consult with their tax advisors on this matter.

      In the optional distribution paid in December, the holders of 54% of the outstanding shares of Common Stock elected to receive stock, and 860,166 Common shares were issued. During the year, 354,702 shares of Convertible Preference Stock were converted into 1,295,185 shares of Common Stock. The remaining 4,743 shares of Preference Stock were redeemed by the Corporation.

      During 1999 the Corporation repurchased 177,348 shares of its Common Stock at an average price per share of $26.41. These shares were purchased on the American Stock Exchange or in private transactions with stockholders. The Corporation may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders.

                                   ----------

      Returns to equity investors in 1999 exceeded 20% for the fifth year in a row as measured by the S&P Composite, which increased by 21.0% last year. This increase almost exactly matched that of the Russell 3000, an index which represents about 98% of the investable U.S. equity market. There was a major divergence, however, between growth and value. The Russell 3000 Growth Index increased by 33.8% compared with an increase of only 6.7% for the Russell 3000 Value Index. The major cause of this disconnect was an almost mania-like behavior concerning investments in technology and the Internet. Astute observers like Andy Grove are reported to have predicted that within five years any company that had not gotten involved in the Internet would be out of business.

      Not everyone is caught up in the mania, however. Warren Buffett weighed in from a different perspective, pointing out in a Fortune magazine article last fall that many glamorous businesses (e.g., the manufacture of radios and televisions) dramatically changed our lives but concurrently failed to deliver rewards to U.S. investors. He believes that the key to investing is not assessing how much an industry is going to affect society or how much it will grow, but rather determining the competitive advantage of any given company and, above all, the durability of that advantage. From Central's point of view, we see the Internet as a powerful technological revolution with origins in Moore's law about low cost computing power. In a Darwinistic sense, however, it will benefit only those who can adapt. From an investment standpoint the terrain is treacherous. The task for investors in technology is to find the companies that can produce positive cash flow at a price that can be justified. At this juncture, it is a difficult job.

      Central's investment turnover last year increased slightly from the very low level of the past few years. We continued to maintain most of our long-term positions in the technology and financial sectors of the economy, although we made some additions and reductions. Three new companies, Broadwing, Convergys and Watkins-Johnson, were included among


                                      [6]
our ten  largest  holdings  (see  page  8) for the  first  time.  Broadwing  and
Convergys are both parts of what used to be Cincinnati Bell Telephone Co. Convergys was spun-out as an independent company at year-end 1998. In commenting on our Cincinnati Bell investment in last year's annual report, we said, "Our main interest, like that of most investors, is in Convergys, which has an opportunity for growth serving the wireless telecommunications industry. However, we hope Cincinnati Bell will prove to be a sleeper." Little did we know. We were stunned this summer when they announced the acquisition of IXC Communications. We now have a much larger investment in the combination, renamed Broadwing. Its management, led by Rick Ellenberger, is impressive. Rick gained his telecom experience at MCI. We hope both companies will prosper providing services to Internet and wireless telecommunications customers. Watkins-Johnson, on the other hand, has not met our expectations, but it will not likely be in our portfolio much longer as its directors have chosen to sell the company.

      Like gamblers who take more risk when they are ahead of the game, many investors have been caught up in the romance of the Internet and the rising stock prices that have gone hand-in-hand with it. They ignore current profitability and cash flow, not to mention sustainable competitive advantage. All this makes the long-term investing we do even more interesting. We strive to avoid losing objectivity about Internet investments and in this regard recall to mind Ben Graham's famous parable about "Mr. Market", an obliging fellow who shows up every day to either buy from you or sell to you, whichever you wish. The stock market exists to serve investors, not to tell them what to do.

      Our job is capital allocation. In doing this, we take a long-term view. In our search for new investments, we look for growing companies with good economic fundamentals that are available at a reasonable price. The ability and integrity of management are very important considerations. We especially look for alignment of the interests of management and shareholders. We then try to anticipate change and be "in the right place at the right time". Additionally, our continuing practice is to keep about one-half of our assets in a small number of companies. We believe that the risk associated with this approach can be reduced through intimate knowledge of the companies in which we invest.

      It is our goal to provide investment management that will be judged as excellent by stockholders. We are confident that, over the long-term and under reasonably favorable economic conditions, we will be able to continue to find good investment opportunities.

      Stockholders' inquiries are welcome.

                                               CENTRAL SECURITIES CORPORATION

                                                  WILMOT H. KIDD, President

375 Park Avenue
New York, NY 10152
February 2, 2000


                                      [7]

                        Central's Ten Largest Investments

                                                 December 31, 1999
                                                 -----------------   Year First
                                                 Cost        Value    Acquired
                                                 ----        -----    --------
                                                    (millions)
Intel Corporation
   (Microprocessors) ........................    $  .7       $62.6       1986

Analog Devices, Inc.
   (Semiconductors and Digital Signal
   Processors) ..............................      1.6        55.8       1987

The DII Group Incorporated
   (Electronic Manufacturing Services) ......      5.6        35.5       1996

The Plymouth Rock Company, Inc.
   (Insurance) ..............................      2.2        34.2       1982

American Management Systems, Inc.
   (Consulting and Systems Integration) .....     11.5        30.6       1984

Broadwing Inc.
   (Communications) .........................      7.0        32.6       1996

Capital One Financial Corporation
   (Credit Cards) ...........................      3.0        28.9       1994

The Bank of New York Company, Inc.
   (Banking and Processing Services) ........      4.0        24.0       1993

Convergys Corporation
   (Outsourced Customer Care and Billing) ...     12.6        20.9       1998

Watkins-Johnson Company
   (Communications Equipment) ...............     14.0        20.0       1997


                                      [8]

                          PRINCIPAL PORTFOLIO CHANGES*

                         October 1 to December 31, 1999
                    (Common Stock unless specified otherwise)

                                                             Number of Shares
                                               ---------------------------------------------
                                                                                 Held
                                               Purchased         Sold      December 31, 1999
                                               ---------         ----      -----------------
Analog Devices, Inc. .......................                    100,000         600,000
The Bank of New York Company, Inc. ..........                   100,000         600,000
Broadwing Inc. ..............................   438,127(a)                      788,127
Broadwing Inc. 7 1/4% Ser. A Conv. Pfd. .....    10,743(b)                       10,743
Church & Dwight Co., Inc. ...................                   130,000         470,000
First Union Corporation .....................    20,000                         300,000
Gartner Group, Inc. Class A .................   200,000                         200,000
Intel Corporation ...........................                    20,000         760,000
PharmChem Laboratories, Inc. ................    18,347(c)                       18,347
SunGard Data Systems Inc. ...................   250,000                         250,000
Unisys Corporation ..........................   100,000                         100,000
UNUMProvident Corporation ...................    30,000                         230,000

----------
* Excludes stocks listed under "Miscellaneous--Other investments" in the Statement of Investments.

(a) 40,301 of which were received from Grumman Hill Investments, L.P., and 367,826 of which were received in exchange for 175,356 shares of Common Stock of IXC Communications, Inc. pursuant to merger. Formerly known as Cincinnati Bell Inc.

(b) Received in exchange for 10,743 shares of 7 1/4% Jun. Conv. Pfd. Stock of IXC Communications, Inc. pursuant to merger.

(c) Received from Grumman Hill Investments, L.P.


                                      [9]

                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 1999


ASSETS:
    Investments:
        General portfolio securities at market value
          (cost $145,578,428) (Note 1) .........................  $496,605,439
        Securities of affiliated companies (cost $17,481,381)
          (Notes 1, 5 and 6) ...................................    60,798,603
        Short-term investments (cost $33,117,204) ..............    33,055,331    $590,459,373
                                                                   -----------
    Cash, receivables and other assets:
        Cash ...................................................       104,847
        Interest receivable ....................................       196,970
        Dividends receivable ...................................       172,025
        Prepaid expenses .......................................        95,425
        Office equipment, net ..................................        14,512         583,779
                                                                   -----------    ------------
            Total Assets .......................................                   591,043,152
LIABILITIES:
    Accrued expenses and reserves ..............................       387,473
                                                                   -----------
            Total Liabilities ..................................                       387,473
                                                                                  ------------
NET ASSETS .....................................................                  $590,655,679
                                                                                  ============
NET ASSETS are represented by:
    Common Stock at par value, $1.00 per share, authorized
      30,000,000 shares; issued 17,060,093 (Note 2) ............                    17,060,093
    Surplus:
        Paid-in ................................................  $177,226,185
        Undistributed net gain on sales of investments .........     7,428,577
        Undistributed net investment income ....................       107,021     184,761,783
                                                                   -----------
    Net unrealized appreciation of investments .................                   394,282,360
    Treasury stock, at cost (209,348 shares of Common Stock)
      (Note 2) .................................................                    (5,448,557)
                                                                                  ------------
NET ASSETS .....................................................                  $590,655,679
                                                                                  ============
NET ASSET VALUE PER COMMON SHARE ...............................                     $35.05
                                                                                     ======

                 See accompanying notes to financial statements.


                                      [10]

                             STATEMENT OF OPERATIONS

                      For the year ended December 31, 1999

INVESTMENT INCOME
Income:
    Dividends .....................................  $ 4,229,775
    Interest ......................................    2,542,851     $ 6,772,626
                                                      ----------
Expenses:
    Investment research ...........................      674,531
    Administration and operations .................      648,057
    Employees' retirement plans ...................       93,315
    Custodian fees (net of credits of $6,842) .....       17,984
    Franchise and miscellaneous taxes .............      116,482
    Transfer agent and registrar fees and
       expenses ...................................       46,423
    Rent and utilities ............................      152,781
    Listing, software and sundry fees .............       85,140
    Legal, auditing and tax fees ..................      101,616
    Stationery, supplies, printing and postage ....       57,437
    Travel and telephone ..........................       25,103
    Directors' fees ...............................       80,500
    Insurance .....................................       66,891
    Publications and miscellaneous ................       88,448       2,254,708
                                                      ----------    ------------
Net investment income .............................                    4,517,918

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
Net realized gain from security transactions ......   43,205,449
Net increase in unrealized appreciation of
   investments ....................................   92,532,225
                                                      ----------
    Net gain on investments .......................                  135,737,674
                                                                    ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS ......................................                 $140,255,592
                                                                    ============

                See accompanying notes to financial statements.


                                      [11]

                       STATEMENTS OF CHANGES IN NET ASSETS

                 For the years ended December 31, 1999 and 1998


                                                                           1999             1998
                                                                           ----             ----
FROM OPERATIONS:
    Net investment income ..........................................   $   4,517,918    $   4,775,728
    Net realized gain on investments ...............................      43,205,449       22,908,091
    Net increase in unrealized appreciation of investments .........      92,532,225       27,989,691
                                                                       -------------    -------------
        Increase in net assets resulting from operations ...........     140,255,592       55,673,510
                                                                       -------------    -------------
DIVIDENDS TO STOCKHOLDERS FROM:
    Net investment income:
        Preference Stock ...........................................        (538,855)        (721,149)
        Common Stock ...............................................      (3,982,045)      (4,049,386)
    Net realized gain from investment transactions .................     (37,367,455)     (23,441,444)
                                                                       -------------    -------------
        Decrease in net assets from distributions ..................     (41,888,355)     (28,211,979)
                                                                       -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS: (Note 2)
    Distribution to stockholders reinvested in Common Stock ........      20,643,984       15,344,081
    Cost of shares of Common Stock repurchased .....................      (4,683,567)        (764,990)
    Conversion:
       Preference Stock prior to redemption ........................      (8,867,550)              --
       Into Common Stock ...........................................       8,867,550               --
    Other capital transactions .....................................        (135,550)            (100)
                                                                       -------------    -------------
        Increase in net assets from capital
          share transactions .......................................      15,824,867       14,578,991
                                                                       -------------    -------------
            Total increase in net assets ...........................     114,192,104       42,040,522
NET ASSETS:
    Beginning of year ..............................................     476,463,575      434,423,053
                                                                       -------------    -------------
    End of year (including undistributed net investment income
      of $107,021 and $105,958, respectively) ......................   $ 590,655,679    $ 476,463,575
                                                                       =============    =============

                 See accompanying notes to financial statements.


                                      [12]

                            STATEMENT OF INVESTMENTS

                                December 31, 1999

                           PORTFOLIO SECURITIES 94.4%
                   STOCKS (COMMON UNLESS SPECIFIED OTHERWISE)

     Prin. Amt.                                                      Market
     or Shares                                                       Value
     ---------                                                       -----
               Banking and Finance 13.4%
     600,000     The Bank of New York Company, Inc. ...........  $ 24,000,000
     600,000     Capital One Financial Corporation ............    28,912,500
     300,000     First Union Corporation ......................     9,881,250
     430,000     Household International, Inc. ................    16,017,500
                                                                  -----------
                                                                   78,811,250
                                                                  -----------

               Business Services 0.8%
     200,000     MSC Industrial Direct Company Class A(a) . ...     2,650,000
     170,000     UniFirst Corporation .........................     2,146,250
                                                                  -----------
                                                                    4,796,250
                                                                  -----------

               Chemicals 3.9%
   1,000,000     Hanna (M. A.) Company ........................    10,937,500
     300,000     Rohm and Haas Company ........................    12,206,250
                                                                  -----------
                                                                   23,143,750
                                                                  -----------

               Computer Software & Services 11.6%
     975,000     American Management Systems, Inc.(a) .........    30,590,625
     200,000     Cabletron Systems, Inc. ......................     5,200,000
     680,000     Convergys Corporation ........................    20,910,000
     200,000     Gartner Group, Inc. Class A(a) ...............     3,050,000
     395,000     Peerless Systems Corporation(a) ..............     3,061,250
     250,000     SunGard Data Systems Inc.(a) .................     5,937,500
                                                                  -----------
                                                                   68,749,375
                                                                  -----------

               Data Processing 2.7%
     555,000     The Reynolds and Reynolds Company Class A . ..    12,487,500
     100,000     Unisys Corporation ...........................     3,193,750
                                                                  -----------
                                                                   15,681,250
                                                                  -----------

               Electronics 31.4%
     600,000     Analog Devices, Inc.(a) ......................    55,800,000
     450,000     Arrow Electronics, Inc. ......................    11,418,750
     500,000     The DII Group Incorporated ...................    35,484,375
     760,000     Intel Corporation ............................    62,557,500
     500,000     Watkins-Johnson Company(b) ...................    20,000,000
                                                                  -----------
                                                                  185,260,625
                                                                  -----------


                                      [13]

     Prin. Amt.                                                      Market
     or Shares                                                       Value
     ---------                                                       -----
               Energy 6.1%
     100,000     Conoco Inc. Class A ..........................   $ 2,475,000
      70,000     Kerr-McGee Corporation .......................     4,340,000
     300,000     MidAmerican Energy Holdings Company(a) .......    10,106,250
     300,000     Murphy Oil Corporation .......................    17,212,500
     100,000     Petroleum Geo-Services ASA Spon ADR ..........     1,781,250
                                                                  -----------
                                                                   35,915,000
                                                                  -----------

               Engineering and Construction 0.9%
     700,000     Morrison Knudsen Corporation(a) ..............     5,468,750
                                                                  -----------

               Health Care 0.5%
     150,000     MGI Pharma, Inc.(a) ..........................     1,790,625
     100,000     Omnicare, Inc. ...............................     1,200,000
      18,347     PharmChem Laboratories, Inc.(a) ..............        60,776
                                                                  -----------
                                                                    3,051,401
                                                                  -----------

               Household Products 2.1%
     470,000     Church & Dwight Co., Inc. ....................    12,543,125
                                                                  -----------

               Insurance 7.7%
     240,000     Mutual Risk Management Ltd. ..................     4,035,000
      70,000     The Plymouth Rock Company, Inc.
                   Class A(b)(c) ..............................    34,160,000
     230,000     UNUMProvident Corporation ....................     7,374,375
                                                                  -----------
                                                                   45,569,375
                                                                  -----------

               Manufacturing 3.3%
     570,000     Brady Corporation Class A ....................    19,344,375
                                                                  -----------

               Publishing
     100,000     Internet SportStations, Inc.(a)(c) ...........       100,000
                                                                  -----------


               Telecommunications 8.2%
     788,127     Broadwing Inc.(d) ............................    29,062,183
      10,743     Broadwing Inc. 71/4% Ser. A Conv. Pfd. .......     3,574,733
     150,000     Nextel Communications, Inc. Class A ..........    15,468,750
                                                                  -----------
                                                                   48,105,666
                                                                  -----------

               Transportation 1.1%
     533,757     Transport Corporation of America, Inc.  (a)(b)     6,638,603
                                                                  -----------


                                      [14]

     Prin. Amt.                                                      Market
     or Shares                                                       Value
     ---------                                                       -----
               Miscellaneous 0.7%
                 Grumman Hill Investments, L.P.(a)(c) .........  $    562,247
       5,000     Southeast Publishing Ventures, Inc.
                   Series A Pfd.(a)(b)(c) .....................             0
                 Steuart Petroleum Company Warrant
                    Exp. 12/31/00 (a)(c) ......................             0
                 Other investments ............................     3,663,000
                                                                 ------------
                                                                    4,225,247
                                                                 ------------
                         Total Portfolio Securities
                           (cost $163,059,809) ................   557,404,042
                                                                 ------------


               SHORT-TERM DEBT INVESTMENTS 5.6%
 $14,514,000     American Express Credit Corp. 5.95%-6.10%
                   due 1/7/00-1/10/00 .........................  $ 14,496,569
  18,560,000     U.S. Treasury Notes 5.75%-6.75% due
                   4/30/00-10/31/00 ...........................    18,558,762
                                                                 ------------
                         Total Short-Term Investments
                           (cost $33,117,204) .................    33,055,331
                                                                 ------------
                         Total Investments
                           (cost $196,177,013) (100%) .........  590,459,373
                                                                 ------------
                         Cash, receivables and
                           other assets less liabilities ......       196,306
                                                                 ------------
                         Net Assets (100%) ....................  $590,655,679
                                                                 ============

---------------
(a) Non-dividend paying.

(b) Affiliate as defined in the  Investment  Company Act of 1940.

(c) Valued at estimated fair value.

(d) 40,301 shares of which are valued at estimated fair value.

                 See accompanying notes to financial statements.


                                      [15]

                          NOTES TO FINANCIAL STATEMENTS

      1. Significant Accounting Policies -- The Corporation is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

      Security  Valuation  --  Securities  are  valued at the last sale price on
        December 31, 1999 or, if unavailable, at the closing bid price. Corporate discount notes are valued at amortized cost, which approximates market value. Securities for which no ready market exists, including The Plymouth Rock Company, Inc. Class A Common Stock, are valued at estimated fair value by the Board of Directors. These estimated values may not reflect amounts that could be realized upon immediate sale, nor amounts that ultimately may be realized. The estimated fair values, also, may differ from the values that would have been used had a liquid market existed, and such differences could be significant.

      Federal Income Taxes -- It is the Corporation's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no Federal income taxes have been accrued.

      Other -- Security transactions are accounted for on the date the securities are purchased or sold, and cost of securities sold is determined by specific identification. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

      2. Preference Stock and Common Stock -- The Corporation issued 1,295,185 shares of Common Stock upon conversion of 354,702 shares of Preference Stock in 1999. The remaining 4,743 shares of Preference Stock were redeemed by the Corporation on August 1, 1999. Pursuant to its fundamental policy regarding the issuance of senior securities, the Corporation may issue senior securities in the future when and if, in the judgment of its directors, such action is deemed advisable.

      In the optional distribution, 860,166 Common shares were issued on December 22, 1999.

      The Corporation repurchased 177,348 shares of its Common Stock in 1999 at an average price of $26.41 per share representing an average discount from net asset value of 18.9%. It may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of the stockholders. Purchases will only be made at less than net asset value per share, thereby increasing the net asset value of shares held by the remaining stockholders. Shares so acquired may be held as treasury stock, available for optional stock distributions, or may be retired.

      3. Investment Transactions -- The aggregate cost of securities purchased and the aggregate proceeds of securities sold during the year ended December 31, 1999, excluding short-term investments, were $55,868,554 and $65,097,201, respectively.

      As of December 31, 1999, based on cost for Federal income tax purposes, the aggregate gross unrealized appreciation and depreciation for all securities were $398,238,406 and $3,956,046, respectively.


                                      [16]

      4. Operating Expenses -- The aggregate remuneration paid during the year ended December 31, 1999 to officers and directors amounted to $1,278,154, of which $80,500 was paid as fees to directors who were not officers. Benefits to employees are provided through a profit sharing retirement plan. Contributions to the plan are made at the discretion of the Board of Directors, and each participant's benefits vest after three years. The amount contributed for the year ended December 31, 1999 was $79,505.

      5. Affiliates -- The Plymouth Rock Company, Inc., Southeast Publishing Ventures, Inc., Transport Corporation of America, Inc. and Watkins-Johnson Company are affiliates as defined in the Investment Company Act of 1940. The Corporation received dividends of $341,000 from affiliates during the year ended December 31, 1999. Unrealized appreciation related to affiliates increased by $8,978,456 for the year 1999 to $43,317,222.

      6. Restricted Securities -- The Corporation from time to time invests in securities the resale of which is restricted. On December 31, 1999 such investments had an aggregate value of $36,308,346, which was equal to 6.1% of the Corporation's net assets. Investments in restricted securities at December 31, 1999, including acquisition dates and cost, were: Broadwing Inc. Common, 11/24/99, $3; Grumman Hill Investments, L.P., 9/11/85, $32,818; Internet SportStations, Inc., 9/27/99, $100,000; The Plymouth Rock Company, Inc., 12/15/82, $1,500,000 and 6/1/84, $699,986; Southeast Publishing Ventures, Inc.,
4/5/89, $0; and Steuart Petroleum Company, 6/8/93, $52,500. In general, the Corporation does not have the right to demand registration of the restricted securities. Unrealized appreciation related to restricted securities increased by $231,708 for the year 1999 to $33,923,039.


                                      [17]

                              FINANCIAL HIGHLIGHTS

                                                   1999       1998       1997       1996       1995
                                                   ----       ----       ----       ----       ----
Per Share Operating Performance:
Net asset value, beginning of year ............  $  31.43   $  29.97   $  25.64   $  21.74   $  17.60
Net investment income .........................       .30        .34        .29        .33        .37
Net realized and unrealized gain on
   securities .................................      5.96       3.11       6.51       5.28       5.76
                                                 --------   --------   --------   --------   --------
      Total from investment operations ........      6.26       3.45       6.80       5.61       6.13
Less:
Dividends from net investment income*
    To Preference Stockholders ................       .04        .05        .05        .06        .06
    To Common Stockholders ....................       .26        .29        .34        .28        .33
Distributions from capital gains*
    To Common Stockholders ....................      2.34       1.65       2.08       1.37       1.60
                                                 --------   --------   --------   --------   --------
      Total distributions .....................      2.64       1.99       2.47       1.71       1.99
                                                 --------   --------   --------   --------   --------
Net asset value, end of year ..................  $  35.05   $  31.43   $  29.97   $  25.64   $  21.74
                                                 ========   ========   ========   ========   ========
Per share market value, end of year ...........  $  27.25   $  24.38   $  29.69   $  24.13   $  20.88
Total return based on market(%) ...............     22.96     (11.57)     35.60      22.35      45.65
Total return based on NAV(%) ..................     31.79      13.75      26.08      25.97      34.59
Ratios/Supplemental Data:
Net assets, end of year(000) ..................  $590,656   $476,464   $434,423   $356,686   $292,548
Ratio of expenses to average net assets
  for Common(%) ...............................       .45        .51        .54        .57        .64
Ratio of net investment income to average
  net assets for Common(%) ....................       .89       1.09        .99       1.36       1.75
Portfolio turnover rate(%) ....................     12.06       6.21      10.92       9.89       8.27

-----------------
 * Computed on the basis of the Corporation's status as a "regulated investment company" for Federal income tax purposes.

                 See accompanying notes to financial statements.


                                      [18]

--------------------------------------------------------------------------------

                          INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
  CENTRAL SECURITIES CORPORATION

      We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Central Securities Corporation as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period ended December 31, 1999. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Central Securities Corporation as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period ended December 31, 1999, in conformity with generally accepted accounting principles.

      Also, in our opinion, the information set forth for each of the years in the ten-year and two-year periods ended December 31, 1999 in the tables appearing on pages 4 and 5 is fairly stated in all material respects in relation to the financial statements from which it has been derived.


                                            KPMG LLP

New York, NY
January 25, 2000

--------------------------------------------------------------------------------


                                      [19]

                               BOARD OF DIRECTORS

DONALD G. CALDER                                     DUDLEY D. JOHNSON
     President                                           President
     G. L. Ohrstrom & Co., Inc.                          Young & Franklin Inc.
     New York, NY                                        Liverpool, NY

JAY R. INGLIS                                        WILMOT H. KIDD
     Executive Vice President                            President
     Holt Corporation
     New York, NY

                              C. CARTER WALKER, JR.
                                 Washington, CT


                                    OFFICERS

                       WILMOT H. KIDD, President
                       CHARLES N. EDGERTON, Vice President and Treasurer KAREN E. RILEY, Secretary


                                     OFFICE

                       375 Park Avenue, New York, NY 10152
                                  212-688-3011
                            www.centralsecurities.com


                       CUSTODIAN

                            UMB Bank, N. A.
                                P.O. Box 419226, Kansas City, MO 64141-6226


                       TRANSFER AGENT AND REGISTRAR

                            EquiServe, First Chicago Trust Division
                                P.O. Box 2500, Jersey City, NJ 07303-2500


                       INDEPENDENT AUDITORS

                            KPMG LLP
                                345 Park Avenue, New York, NY 10154


                                      [20]